                                                                    EXHIBIT 10.2


                          GUARANTY OF PAYMENT AGREEMENT


         THIS GUARANTY OF PAYMENT AGREEMENT (this "Agreement") is made this 24th day of March, 2003, by SUNRISE DEVELOPMENT, INC., a Virginia corporation, SUNRISE ASSISTED LIVING INVESTMENTS, INC., a Virginia corporation and SUNRISE ASSISTED LIVING MANAGEMENT, INC., a Virginia a corporation (individually, a "Guarantor" and collectively, the "Guarantors") jointly and severally for the benefit of BANK OF AMERICA, N.A., a national banking association (the "Lender").


                                    RECITALS


         A. The Lender has provided a credit facility in the maximum principal sum of $50,000,000 (the "Loan") to Sunrise Assisted Living, Inc., a Delaware corporation (the "Borrower"). Advances or readvances of the Loan shall be made pursuant to the provisions of that certain Financing Agreement dated of even date herewith by and between the Lender and the Borrower (as from time to time extended, amended, restated, supplemented or otherwise modified, the "Financing Agreement").


         B. The Guarantors have requested the Lender to enter into the Financing Agreement with the Borrower and make the credit facility described in the Financing Agreement available to the Borrower.


         C. The Lender has required, as a condition to entering into the Financing Agreement, that the Guarantors execute this Agreement as additional security for the payment and performance of the Obligations.


         D. All capitalized terms used in this Agreement and not defined herein shall have the meaning given to such terms in the Financing Agreement.


         NOW, THEREFORE, in order to induce the Lender to make the Loan to the Borrower, the Guarantor covenants and agrees with the Lender amending and restated the Original Guaranty in its entirety as follows:

                                    ARTICLE I
                                  THE GUARANTY

         Section 1.1 Recitals.

         The Recitals set forth above are incorporated into this Agreement by reference.

         Section 1.2 Guaranty.

         The Guarantors jointly and severally hereby unconditionally and irrevocably guaranty to the Lender:

                  (a) the due and punctual payment in full (and not merely the collectibility) of the principal of the Note and the interest thereon, in each case when due and payable, whether on any installment payment date or at the stated or accelerated maturity, all according to the terms of the Note and the other Financing Documents;

                  (b) the due and punctual payment in full (and not merely the collectibility) of all Obligations and other sums and charges which may at any time be due and payable in accordance with, or secured by, the Note or any of the other Financing Documents;

                  (c) the due and punctual performance of all of the other terms, covenants and conditions contained in the Financing Documents; and

                  (d) all indebtedness, obligations and liabilities of any kind and nature of the Borrower to the Lender, whether now existing or hereafter created or arising, direct or indirect, matured or unmatured, and whether absolute or contingent, joint, several or joint and several, and howsoever owned, held or acquired.

         Section 1.3 Guaranty Unconditional.

         The obligations and liabilities of the Guarantors under this Agreement shall be absolute and unconditional, irrespective of the genuineness, validity, priority, regularity or enforceability of the Note or any of the Financing Documents or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantors expressly accept the terms and conditions of the Note and the other Financing Documents. The Guarantor expressly agrees that the Lender may, in its sole and absolute discretion, without notice to or further assent of the Guarantors and without in any way releasing, affecting or in any way impairing the obligations and liabilities of the Guarantors hereunder:

                  (a) waive compliance with, or any defaults under, or grant any other indulgences under or with respect to any of the Financing Documents;

                  (b) modify, amend, change or terminate any provisions of any of the Financing Documents;

                  (c) grant extensions or renewals of or with respect to the Note or any of the other Financing Documents;

                  (d) effect any release, subordination, compromise or settlement in connection with the Note or any of the other Financing Documents;

                  (e) agree to the substitution, exchange, release or other disposition of any collateral for the Loan or to the subordination of any lien or security interest therein;

                  (f) make advances for the purpose of performing any term, provision or covenant contained in the Note or any of the other Financing Documents with respect to which the Borrower shall then be in default;


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                  (g)      make future advances to the Borrower pursuant to the
Financing Agreement or any of the other Financing Documents;

                  (h) assign, pledge, hypothecate or otherwise transfer the Note, any of the other Financing Documents or this Agreement or any interest therein;

                  (i) deal in all respects with the Borrower as if this Agreement were not in effect; and

                  (j) effect any release, compromise or settlement with any of the Guarantors or any other guarantor.

         Section 1.4 Guaranty Primary.

         The obligations and liabilities of the Guarantors under this Agreement shall be primary, direct and immediate, shall not be subject to any counterclaim, recoupment, set off, reduction or defense based upon any claim that the Guarantors may have against the Borrower, the Lender and/or any other guarantor and shall not be conditional or contingent upon pursuit or enforcement by the Lender of any remedies it may have against the Borrower with respect to the Note or any of the other Financing Documents, whether pursuant to the terms thereof or by operation of law. Without limiting the generality of the foregoing, the Lender shall not be required to make any demand upon the Borrower or otherwise pursue, enforce or exhaust their remedies against the Borrower either before, concurrently with or after pursuing or enforcing their rights and remedies hereunder. Any one or more successive or concurrent actions or proceedings may be brought against the Guarantors under this Agreement, either in the same action, if any, brought against the Borrower or in separate actions or proceedings, as often as the Lender may deem expedient or advisable. Without limiting the foregoing, it is specifically understood that any modification, limitation or discharge of any of the liabilities or obligations of the Borrower or any other obligor under any of the Financing Documents, arising out of, or by virtue of, any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under federal or state law initiated by or against the Borrower or the Guarantors or any obligor under any of the Financing Documents shall not modify, limit, lessen, reduce, impair, discharge, or otherwise affect the liability of the Guarantors hereunder in any manner whatsoever, and this Agreement shall remain and continue in full force and effect. It is the intent and purpose of this Agreement that the Guarantors shall and do hereby waive all rights and benefits which might accrue to any other guarantor by reason of any such proceeding, and the Guarantors agree that each of them shall be liable for the full amount of the obligations and liabilities under this Agreement, regardless of, and irrespective to, any modification, limitation or discharge of the liability of the Borrower, any other guarantor or any obligor under any of the Financing Documents, that may result from any such proceedings.

         Section 1.5 Certain Waivers by the Guarantors.

         Each of the Guarantors hereby unconditionally, irrevocably and expressly waives:

                  (a) presentment and demand for payment of the principal of or interest on the Note and protest of non-payment;

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                  (b)      notice of acceptance of this Agreement and of
presentment, demand and protest thereof;

                  (c) notice of any default hereunder or under the Note or any of the other Financing Documents and notice of all indulgences;

                  (d) notice of any increase in the amount of any portion of or all of the indebtedness guaranteed by this Agreement;

                  (e) demand for observance, performance or enforcement of any of the terms or provisions of this Agreement, the Note or any of the other Financing Documents;

                  (f) all errors and omissions in connection with the Lender's administration of all indebtedness guaranteed by this Agreement, except errors and omissions resulting from acts of bad faith;

                  (g) any right or claim of right to cause a marshalling of the assets of the Borrower;

                  (h) any act or omission of the Lender (except for gross negligence and acts or omissions in bad faith) which changes the scope of the Guarantor's risk hereunder; and

                  (i) all other notices and demands otherwise required by law which the Guarantor may lawfully waive.

         Section 1.6 Reimbursement for Expenses.

         In the event the Lender shall commence any action or proceeding for the enforcement of this Agreement, then the Guarantors will reimburse the Lender, promptly upon demand, for any and all reasonable expenses incurred by the Lender in connection with such action or proceeding including, without limitation, reasonable attorneys' fees together with interest thereon at the Post-Default Rate.

         Section 1.7 Events of Default.

         The occurrence of any one or more of the following events shall constitute an "Event of Default" under the provisions of this Agreement (individually, an "Event of Default" and collectively, the "Events of Default"):

                  (a) The failure of the Guarantors to pay and/or perform any of the Obligations as and when due and payable in accordance with the provisions of this Agreement and such failure continues for five (5) calendar days after written notice thereof to the Guarantors by the Lender, except with regard to payment of amounts due at maturity, whether by acceleration or otherwise, for which no notice or cure period shall be required to be given.

                  (b) Any representation or warranty made in this Agreement or in any report, statement, schedule, certificate, opinion (including any opinion of counsel for the Guarantors), financial statement or other document furnished in connection with this Agreement, shall prove

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to have been false or misleading when made (or, if applicable, when reaffirmed)
in any material respect.

                  (c) The failure of the Guarantors to comply with Section 3.1(c) (Financial Records - Inspection) which default shall remain unremedied for ten (10) days after written notice thereof to the Guarantors by the Lender, unless Guarantors commence compliance within such ten (10) day period and thereafter continuously and diligently pursue compliance with such requirements and such compliance is completed within thirty (30) days after such notice.

                  (d) The failure of the Guarantors to perform, observe or comply with any other covenant, condition or agreement contained in this Agreement other than as set forth in this Section, which default shall remain unremedied for thirty (30) days after written notice thereof to the Guarantors by the Lender, unless the nature of the failure is such that (a) it cannot be cured within the thirty (30) day period, and (b) the Guarantors institute corrective action within the thirty (30) day period and (c) the Guarantors diligently pursue such action and complete the cure within ninety (90) days.

                  (e) A default shall occur under any of the other Financing Documents and such default is not cured within any applicable grace period provided therein.

                  (f) Any of the Guarantors shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of itself or any of its property, (ii) admit in writing its inability to pay its debts as they mature,
(iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, (v) file a voluntary petition in bankruptcy or a petition or an answer seeking or consenting to reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or take corporate action for the purposes of effecting any of the foregoing, or (vi) by any act indicate its consent to, approval of or acquiescence in any such proceeding or the appointment of any receiver of or trustee for any of its property, or suffer any such receivership, trusteeship or proceeding to continue undischarged for a period of sixty (60) days, or (vii) by any act indicate its consent to, approval of or acquiescence in any order, judgment or decree by any court of competent jurisdiction or any Governmental Authority enjoining or otherwise prohibiting the operation of a material portion of the Guarantor's business or the use or disposition of a material portion of the Guarantor's assets.

                  (g) (i) An order for relief shall be entered in any involuntary case brought against any Guarantor under the Bankruptcy Code, or
(ii) any such case shall be commenced against any Guarantor and shall not be dismissed within sixty (60) days after the filing of the petition, or (iii) an order, judgment or decree under any other Law is entered by any court of competent jurisdiction or by any other Governmental Authority on the application of a Governmental Authority or of a Person other than the Guarantor (A) adjudicating any Guarantor bankrupt or insolvent, or (B) appointing a receiver, trustee or liquidator of any Guarantor, or of a material portion of any Guarantor's assets, or (C) enjoining, prohibiting or otherwise limiting the operation of a material portion of any Guarantor's businesses or the use or disposition of a material portion of any Guarantor's assets, and such order, judgment or decree continues unstayed and in effect for a period of thirty (30) days from the date entered.

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                  (h)      Unless adequately insured in the reasonable opinion
of the Lender, the entry of a final judgment for the payment of money involving more than $1,000,000 against any Guarantor, and the failure by the Guarantor to discharge the same, or cause it to be discharged, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered, or to secure a stay of execution pending appeal of such judgment.

                  (i) Default which continues beyond any applicable grace period shall be made under any obligation of or guaranteed by any Guarantor equal to or greater than $1,000,000, if the effect of such default is to accelerate the maturity of such obligation or to permit the holder or obligee thereof to cause such obligation to become due prior to its stated maturity.

                  (j) If the Lender, in its reasonable discretion, determines in good faith that a Material Adverse Change has occurred in the financial condition of any Guarantor.

                  (k) If any Guarantor shall liquidate, dissolve or terminate its existence or any change occurs in the management or control of any Guarantor without the prior written consent of the Lender.

                  (l) If any Guarantor transfers any of its assets in violation of Section 3.3 (Negative Covenants).

                  (m) Any execution or attachment in excess of $100,000 shall be levied against any collateral for this Agreement, or any part thereof, and such execution or attachment shall not be set aside, discharged or stayed within thirty (30) days after the same shall have been levied.

         Section 1.8 Rescission of Election to Accelerate.

         In the event the Lender shall elect to accelerate the maturity of the Note as to the Guarantors pursuant to the provisions of this Agreement, such election may be rescinded by written acknowledgment to that effect by the Lender; provided, however, that the acceptance of a partial payment on account of the Note shall not alone effect or rescind such election.

         Section 1.9 Subordination; Subrogation.

         In the event any of the Guarantors shall advance any sums to the Borrower, or in the event the Borrower has heretofore or shall hereafter become indebted to any of the Guarantors before the Obligations have been paid in full, all such advances and indebtedness shall be subordinate in all respects to the Obligations (the "Guarantor Subordinated Debt"). Any payment to any Guarantor after the occurrence of an Event of Default on account of the Guarantor Subordinated Debt shall be collected and received by the Lender or the Guarantor in trust for the Lender and shall be paid over to the Lender on account of the Obligations without impairing or releasing the obligations of the Guarantor hereunder.

         Without the prior written consent of the Lender, the Guarantors shall not ask, demand, receive, accept, sue for, set off, collect or enforce the Guarantor Subordinated Debt or any collateral and security therefor. Each of the Guarantor represents and warrants to the Lender that any Guarantor Subordinated Debt is unsecured and agrees not to receive or accept any collateral or security therefor without the prior written permission of the Lender. The Guarantors shall

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assign, transfer, hypothecate or dispose of the Guarantor Subordinated Debt while this Agreement is in effect. In the event of any sale, receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors, or any proceeding by or against the Borrower for any relief under any bankruptcy or insolvency law or other laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions, then and in any such event any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon, or with respect to, all or any part of the Guarantor Subordinated Debt or otherwise shall be paid or delivered directly to the Lender for application to the obligations and liabilities of the Guarantors under this Agreement (whether due or not due and in such order and manner as the Lender may determine in the exercise of its sole discretion) until the obligations of the Guarantors hereunder shall have been fully paid and satisfied. Each of the Guarantors hereby irrevocably authorizes and empowers the Lender to demand, sue for, collect and receive every such payment or distribution on account of any Guarantor Subordinated Debt and give acquittance therefor and to file claims and take such other proceedings in the name of the Lender or in the names of the Guarantor or otherwise, as the Lender may deem necessary or advisable to carry out the provisions of this Agreement. Each of the Guarantors hereby agrees to execute and deliver to the Lender such powers of attorney, assignments, endorsements or other instruments as may be requested by the Lender in order to enable the Lender to enforce any and all claims upon, or with respect to, the Guarantor Subordinated Debt, and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect thereto.

         So as to secure the performance by the Guarantors of the provisions of this Agreement, each of the Guarantor assigns, pledges and grants to the Lender a security interest in, and lien on, the Guarantor Subordinated Debt, all proceeds thereof and all and any security and collateral therefor. Upon the request of the Lender, the Guarantors shall endorse, assign and deliver to the Lender all notes, instruments and agreements evidencing, securing, guarantying or made in connection with the Guarantor Subordinated Debt.

         Section 1.10 Mandatory Arbitration.

                  (a) This paragraph concerns the resolution of any controversies or claims between the Guarantors and the Lender, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) this Agreement (including any renewals, extensions or modifications); or (ii) any document related to this Agreement; (collectively a "Claim").

                  (b) At the request of the Guarantor or the Lender, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U. S. Code) (the "Act"). The Act will apply even though this Agreement provides that it is governed by the law of a specified state.

                  (c) Arbitration proceedings will be determined in accordance with the Act, the rules and procedures for the arbitration of financial services disputes of JAMS/Endispute or any successor thereof ("JAMS"), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control.

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                  (d)      The arbitration shall be administered by JAMS and
conducted in any U. S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in the Commonwealth of Virginia All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within ninety (90) days of the demand for arbitration and close within ninety
(90) days of commencement and the award of the arbitrator(s) shall be issued within thirty (30) days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional sixty (60) days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced.

                  (e) The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this Agreement.

                  (f) This paragraph does not limit the right of the Guarantors or the Lender to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or non-judicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

                  (g) The filing of a court action is not intended to constitute a waiver of the right of the Guarantors or the Lender, including the suing party, thereafter to require submittal of the Claim to arbitration.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         Section 2.1 Each of the Guarantors represents and warrants to the Lender as follows:

                  (a) Good Standing. The Guarantor (i) is a Registered Organization under the laws of the jurisdiction stated in the Preamble of this Agreement, (ii) has the power to own its property and to carry on its business as now being conducted, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

                  (b) Power and Authority. The Guarantor has full power and authority to execute and deliver this Agreement and the other Financing Documents to which it is a party and to incur and perform the Obligations whether under this Agreement, the other Financing Documents or otherwise, all of which have been duly authorized by all proper and necessary action. No consent or approval of shareholders, members, or any creditors of the Guarantor, and no consent, approval, filing or registration with or notice to any Governmental Authority on the part of the Guarantor, is required as a condition to the execution, delivery, validity or enforceability of this Agreement or the other Financing Documents or the performance by the Guarantor of the Obligations.

                  (c) Binding Agreements. This Agreement and the other Financing Documents executed and delivered by the Guarantor have been properly executed and delivered and constitute the valid and legally binding obligations of the Guarantor and are fully enforceable against the Guarantor in accordance with their respective terms, subject to (a) bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally,
(b) general principles of equity (regardless of whether such principles of equity are asserted in an action or proceeding at law or in equity) or the discretion of the court before which any action or proceeding may be brought and
(c) other applicable laws which may limit the enforceability of certain of the remedial or procedural provisions contained in this Agreement.

                  (d) Compliance with Laws. The Guarantor is not in violation of any applicable Laws (including, without limitation, any Laws relating to employment practices, to environmental, occupational and health standards and controls) or order, writ, injunction, decree or demand of any court, arbitrator, or any Governmental Authority affecting the Guarantor or any of its properties, the violation of which, considered in the aggregate, could materially adversely affect the business, operations or properties of the Guarantor.

                  (e) Litigation. Except as set forth on Schedule 2.1(e), there are no proceedings, actions or investigations pending or, so far as the Guarantor knows, threatened before or by any court, arbitrator or any Governmental Authority which, in any one case or in the aggregate, if determined adversely to the interests of the Guarantor, would have a material adverse effect on the business, properties, condition (financial or otherwise) or operations, present or prospective, of the Guarantor.

                  (f) Full Disclosure. The financial statements of the Guarantor dated December 31, 2002. The Financing Documents (including, without limitation, this Agreement), and the statements, reports or certificates furnished by the Guarantor in connection with the Financing Documents (i) do not contain any untrue statement of a material fact and (ii) when taken in their entirety, do not omit any material fact necessary to make the statements contained therein not misleading. There is no fact known to the Guarantor which the Guarantor has not disclosed to the Lender in writing prior to the date of this Agreement which constitutes a Material Adverse Change with respect to the Guarantor or in the future could, in the reasonable opinion of the Guarantor, constitute a Material Adverse Change with respect to the Guarantor.

                  (g) Financial Interest. The Guarantor has a financial interest in the Borrower and will derive a benefit from the Loan.

         Section 2.2 Survival; Updates of Representations and Warranties.

         All representations and warranties contained in or made under or in connection with this Agreement and the other Financing Documents shall survive the Closing Date, the making of any advance under the Loan and the incurring of any Obligations.

                                   ARTICLE III
                                    COVENANTS

         Section 3.1 Each of the Guarantors hereby covenants and agrees as follows:

                  (a) Existence. The Guarantor shall maintain its existence in good standing in the jurisdiction in which it is organized and in each other jurisdiction where it is required to register or qualify to do business if the failure to do so in such other jurisdiction might have a material adverse effect on the ability of the Guarantor to perform the Obligations, on the conduct of the Guarantor's operations, on the Guarantor's financial condition, or on the value of, or the ability of the Lender to realize upon, the Collateral.

                  (b) Further Assurances. The Guarantor will make, execute, acknowledge and deliver all and every such further acts and assurances as the Lender shall from time to time require for confirming or carrying out the intentions or facilitating the performance of the terms of this Agreement.

                  (c)      Financial Records - Inspection. The Guarantor will
(i) maintain or cause to be maintained full, complete, accurate and adequate records and books of account in accordance with generally accepted accounting principles consistently applied; (ii) permit the Lender and its duly authorized agents, attorneys and accountants to inspect, examine, and copy its records and books of account at all reasonable times; (iii) (A) as soon as available, but in no event more than one hundred twenty (120) days after the close of the Guarantor's fiscal years, provide the Lender with copies of (1) the Guarantor's consolidated financial statements for the year in question, in form and detail satisfactory to the Lender, prepared in accordance with generally accepted accounting principles, consistently applied, and audited on a consolidated basis with the Borrower by an independent certified public accountant satisfactory to the Lender, which financial statements shall include a balance sheet as of the end of such fiscal year, (2) the related statements of operations and retained earnings and cash statements for such fiscal year in a format acceptable to the Lender, and (3) as soon as available, but in no event more than forty-five (45) days after the end of the Guarantor's fiscal quarters, provide the Lender with copies of internally prepared consolidated and consolidating financial statements of the Guarantor on a year-to-date basis and as of the close of such period which financial statements shall include a balance sheet and income and expense statements for the Guarantor for such period, each certified as to accuracy by the chief financial officer of Guarantor and a Compliance Certificate in the form of Exhibit C attached to the Financing Agreement; and
(iv) promptly deliver to the Lender such other information with respect to the financial statements of the Guarantor as the Lender may from time to time require. All financial statements will include the following certification:

                  "The undersigned as ____________ of ____________ certifies that the financial information contained in the financial statement dated ________, is true and complete as of this date. This statement is provided to Bank of America, N.A. (the "Lender") set forth in the Financing Agreement dated __________________, 2003 as amended, restated or substituted from time to time for the purpose of obtaining credit or in fulfillment of the terms and conditions of credit already provided. Accordingly, it is intended that the Lender may rely on this information".

                  (d) Estoppel Certificates. Within ten (10) days following any request of the Lender so to do, the Guarantor will furnish the Lender and such other persons as the Lender may direct with a written certificate, duly acknowledged stating in detail whether or not any credits, offsets or defenses exist with respect to this Agreement.

         Section 3.2 Covenants.

         Each of the Guarantors hereby covenants and agrees that, until the Loan and all of the other Obligations have been paid and performed in full, it will:

                  (a) Notification of Certain Events. Promptly notify the Lender upon obtaining knowledge of the occurrence of any of the following:

                           (i)      any Event of Default under the Financing
         Documents;

                           (ii) any event, development or circumstance whereby the financial statements furnished under the Financing Documents fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operational results of the Guarantor;

                           (iii) any judicial, administrative or arbitral proceeding pending against the Guarantor in any judicial or administrative proceeding known by the Guarantor to have been threatened in a written communication against it which, if adversely decided, could materially adversely affect its financial condition or operations (present or prospective);

                           (iv) (A) the revocation, suspension, probation, restriction, limitation or refusal to renew, or the pending, revocation, suspension, probation, restriction, limitation, or refusal to renew, of any License held by the Borrower or the Guarantor, or (B) the decertification, revocation, suspension, probation, restriction, limitation, or refusal to renew, or the pending, decertification, revocation, suspension, probation, restriction, limitation, or refusal to renew any participation or eligibility in any third party payor program in which the Borrower or the Guarantor elects to participate which exceeds ten percent (10%) of the gross revenue of all properties managed by a Guarantor, including, without limitation, Medicare, Medicaid, or private insurer, or any accreditation of the Guarantor, or
         (C) the issuance or pending issuance of any License for a period of less than twelve (12) months, as a consequence of sanctions imposed by any governmental authority, or (D) the assessment or pending assessment, of any civil or criminal penalties by any government authority, any third party payor or any accreditation organization or Person, if any, which could materially adversely affect the financial condition or operations of the Guarantor; and

                           (v) any other development in the business or affairs of the Guarantor which may be a Material Adverse Change; and

                           (vi) any actual contingent liability or a potential contingent liability threatened or noticed in a written communication of the Guarantor of $1,000,000 or more,


in each case described in (i) through (vi) above, such notification shall describe in detail satisfactory to the Lender the nature thereof and, in the case of notification under this clause (iii), the action the Guarantor proposes to take with respect thereto or a statement that the Guarantor intends to take no action and an explanation of the reasons for such inaction. In addition, the Guarantor will furnish to the Lender immediately after receipt thereof copies of all administrative notices material to the Guarantor's business and operation of any Facility and all responses by or on behalf of the Guarantor with respect to such administrative notices.

         Section 3.3 Negative Covenants.

         Until the Credit Facility is terminated and the Loan and the other Obligations have been paid or performed in full, each of the Guarantors covenants that it will not, without the prior written consent of the Lender:

                  (a) Mergers or Acquisitions. Enter into any merger or consolidation or amalgamation, wind up or dissolve itself (or suffer any liquidation or dissolution), or acquire all or substantially all of the assets of any person, firm, joint venture or corporation.

                  (b) Sale of Assets. Sell, lease, or otherwise dispose of any substantial portion of its assets (except for customary political and charitable contributions and assets disposed of in the ordinary course of business) unless such disposition is in exchange for not less than fair market value and does not result in either a Material Adverse Change or a breach of any covenant under the Credit Facility.

                  (c) Subsidiaries. Create or otherwise acquire any Subsidiaries if such creation or acquisition will result in a Material Adverse Change.

                  (d) Additional Stock and Transfers of Stock. Except as set forth in Section 5.2.4 of the Financing Agreement with respect to shares or convertible notes of the Borrower, Purchase, redeem or otherwise acquire any shares of its capital stock or warrants now or hereafter outstanding, declare or pay any dividends thereon (other than stock dividends), apply any of its property or assets to the purchase, redemption or other retirement of, set apart any sum for the payment of any dividends on, or for the purchase, redemption, or other retirement of, make any distribution by reduction of capital or otherwise in respect of, any shares of any class of capital stock of the Guarantor, or any warrants, permit any Subsidiary to purchase or acquire any shares of any class of capital stock of, or warrants issued by, the Guarantor, make any distribution to stockholders or set aside any funds for any such purpose, and not prepay, purchase or redeem any Indebtedness for Borrowed Money other than the Obligations.

                  (e) ERISA Compliance. (i) Restate or amend any Plan established and maintained by the Guarantor or any Commonly Controlled Entity and subject to the requirements of ERISA, in a manner designed to disqualify such Plan and its related trusts under the applicable requirements of the Code;
(ii) permit any officer of the Guarantor or any Commonly Controlled Entity to materially adversely affect the qualified tax-exempt status of any Plan or related trusts of the Guarantor or any Commonly Controlled Entity under the Code; (iii) engage in or permit any Commonly Controlled Entity to engage in any Prohibited Transaction; (iv) incur or permit any Commonly Controlled Entity to incur any Accumulated Funding Deficiency, whether or not waived, in connection with any Plan; (v) take or permit any Commonly Controlled Entity to take any action or fail to take any action which causes a termination of any Plan in a manner which could result in the imposition of a lien on the property of the Guarantor or any Commonly Controlled Entity pursuant to Section 4068 of ERISA;
(vi) fail to notify the Lender that notice has been received of a "termination" (as defined in ERISA) of any Multiemployer Plan to which the Guarantor or any Commonly Controlled Entity has an obligation to contribute; (vii) incur or permit any Commonly Controlled Entity to incur a "complete withdrawal" or "partial withdrawal" (as defined in ERISA) from any Multiemployer Plan to which the Guarantor or any Commonly Controlled Entity has an obligation to contribute; or (viii) fail to notify the Lender that notice has been received from the administrator of any Multiemployer Plan to which the Guarantor or any Commonly Controlled Entity has an obligation to contribute that any such Plan will be placed in "reorganization" (as defined in ERISA).

                  (f) Amendments; Terminations. Amend or terminate or agree to amend or terminate any License, participation agreement, the Management Agreement, any other operating agreements which may be entered into by Guarantor with respect to the Facility, or consent to or waive any material provisions thereof, which amendment, termination or consent, individually or in the aggregate would result in a Material Adverse change in either Guarantor.

                                   ARTICLE IV
                                  MISCELLANEOUS

         Section 4.1 Notices.

         All notices, requests and demands to or upon the parties to this Agreement shall be in writing and shall be deemed to have been given or made when delivered by hand on a Business Day, or three (3) days after the date when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or when sent by overnight courier, on the Business Day next following the day on which the notice is delivered to such overnight courier, addressed as follows:

         Guarantors:       c/o Sunrise Assisted Living, Inc.
                           7902 Westpark Drive
                           McLean, Virginia 22102
                           Attention: John F. Gaul, Esq., General Counsel

         with a courtesy copy to:

                           Watt, Tieder & Hoffar
                           7929 Westpark Drive
                           McLean, VA 22102
                           Attention: Wayne Tatusko, Esq.

         Lender:           Bank of America, N. A.
                           1101 Wootton Parkway, Suite 400
                           Rockville, Maryland 20852
                           Attention: Michael J. Landini

         with a courtesy copy to:

                           Troutman Sanders, LLP
                           1660 International Drive, Suite 600
                           McLean, VA 22102
                           Attention: Margaret Ann Brown, Esq.


         By written notice, each party to this Agreement may change the address to which notice is given to that party, provided that such changed notice shall include a street address to which notices may be delivered by overnight courier in the ordinary course on any Business Day.

         Section 4.2 Amendments; Waivers.

         This Agreement may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Lender and the Guarantor against whom such amendment, modification or change is intended to be enforced. No waiver of any provision of this Agreement, nor consent to any departure by the Guarantors therefrom, shall in any event be effective unless the same shall be in writing. No course of dealing between the Guarantors and the Lender and no act or failure to act from time to time on the part of the Lender shall constitute a waiver, amendment or modification of any provision of this Agreement or any right or remedy under this Agreement or under applicable Laws.

         Without implying any limitation on the foregoing:

                  (a) any waiver or consent shall be effective only in the specific instance, for the terms and purpose for which given, subject to such conditions as the Lender may specify in any such instrument.

                  (b) no waiver of any Default or Event of Default shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereto.

                  (c) no notice to or demand on the Guarantors in any case shall entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstance.

                  (d) no failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Financing Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver, amendment or modification of any such term, condition, covenant or agreement or of any such breach or preclude the Lender from exercising any such right, power or remedy at any time or times.

                  (e) by accepting payment after the due date of any amount payable under this Agreement or under any of the other Financing Documents, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any of the other Financing Documents, or to declare a default for failure to effect such prompt payment of any such other amount.

         Section 4.3 Cumulative Remedies.

         The rights, powers and remedies provided in this Agreement and in the other Financing Documents are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Lender shall determine and are in addition to, and not exclusive of, rights, powers and remedies provided by existing or future applicable Laws. In order to entitle the Lender to exercise any remedy reserved to them in this Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement. Without limiting the generality of the foregoing, the Lender may:

                  (a) proceed against the Guarantors with or without proceeding against the Borrower and any other guarantor or any other Person who may be liable for all or any part of the Obligations;

                  (b) proceed against the Guarantor with or without proceeding under any of the other Financing Documents or against any Collateral or other collateral and security for all or any part of the Obligations;

                  (c) without reducing or impairing the obligation of the Guarantors and without notice, release or compromise with any other Person liable for all or any part of the Obligations under the Financing Documents or otherwise;

                  (d) without reducing or impairing the obligations of the Guarantors and without notice thereof: (a) fail to perfect the Lien in any or all collateral given at any time by any Person to secure the Loan or to release any or all such collateral or to accept substitute collateral, (b) approve the making of advances under the Loan under the Financing Agreement, (c) waive any provision of this Agreement or the other Financing Documents, (d) exercise or fail to exercise rights of set-off or other rights, or (e) accept partial payments or extend from time to time the maturity of all or any part of the Obligations.

         Section 4.4 Severability.

         In case one or more provisions, or part thereof, contained in this Agreement or in the other Financing Documents shall be invalid, illegal or unenforceable in any respect under any Law, then without need for any further agreement, notice or action:

                  (a) the validity, legality and enforceability of the remaining provisions shall remain effective and binding on the parties thereto and shall not be affected or impaired thereby;

                  (b) the obligation to be fulfilled shall be reduced to the limit of such validity;

                  (c) if such provision or part thereof pertains to repayment of the Obligations, then, at the sole and absolute discretion of the Lender, all of the Obligations shall become immediately due and payable; and

                  (d) if the affected provision or part thereof does not pertain to repayment of the Obligations, but operates or would prospectively operate to invalidate this Agreement in whole or in part, then such provision or part thereof only shall be void, and the remainder of this Agreement shall remain operative and in full force and effect.

         Section 4.5 Assignments by Lender.

         The Lender may, without notice to, or consent of, the Guarantors, sell, assign or transfer to or participate with any Person or Persons, including a Federal Reserve Bank, which is an institution capable of meeting the Lender's financial commitment hereunder all or any part of the Obligations and the rights under this Agreement and the Note, and each such Person or Persons shall have the right to enforce the provisions of this Agreement and any of the other Financing Documents as fully as the Lender, provided that the Lender shall continue to have the unimpaired right to enforce the provisions of this Agreement and any of the other Financing Documents as to so much of the Obligations that the Lender has not sold, assigned or transferred. In connection with the foregoing, the Lender shall have the right to disclose to any such actual or potential purchaser, assignee, transferee or participant all financial records, information, reports, financial statements and documents obtained in connection with this Agreement and any of the other Financing Documents or otherwise. In connection with any sale, assignment, transfer or participation to a Person who is an affiliate or successor of the Lender, such Lender shall give notice to Borrower of such transaction either before or after the transaction has occurred as such Lender shall determine; however, such Lender shall give notice to the Borrower in advance of any such transaction with a non-affiliate.

         Section 4.6 Confidentiality.

         The Lender agrees with the Guarantor to use commercially reasonable precautions to keep confidential all non-public information identified by the Borrower and Guarantor as being confidential. The Lender and its affiliates, directors, officers, employees and representatives (a) shall not use such information except in connection with the Loan and proposed modifications thereto and (b) shall, in accordance with its customary procedures for handling confidential information and in accordance with safe and sound banking practices, keep such information confidential, provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for any of the Lender, (iii) to bank examiners, auditors or accountants, (iv) in connection with any litigation to which Lender is a party, (v) to a subsidiary or affiliate or (vi) to any assignee or participant (or prospective assignee or participant) so long as the parties identified in (iv), (v) and (vi) agree in writing when provided with such information to maintain the confidentiality of such information; provided, further, that unless specifically prohibited by applicable law or court order, each Lender agrees, prior to disclosure thereof, to notify the Borrower of any request for disclosure of any such non-public information (A) by any governmental agency or representative thereof (other than any such request in connection with an examination of Lender's financial condition by such governmental agency) or (B) pursuant to legal process.

         Section 4.7 Successors and Assigns.

         This Agreement shall be binding upon the Guarantor and its respective successors and assigns, and shall inure to the benefit of the Lender and their respective successors and assigns.

         Section 4.8 Continuing Agreements.

         All covenants, agreements, representations and warranties made by the Guarantor in this Agreement and in any certificate delivered pursuant hereto shall survive the making by the Lender of the Loan and the execution and delivery of the Note, shall be binding upon the Guarantor regardless of how long before or after the date hereof any of the Obligations were or are incurred, and shall continue in full force and effect so long as any of the Obligations are outstanding and unpaid. From time to time upon the Lender's request, and as a condition of the release of any one or more of the Security Documents, the Guarantors and other Persons obligated with respect to the Obligations shall provide the Lender with such acknowledgments and agreements as the Lender may require to the effect that there exists no defenses, rights of setoff or recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against the Lender, their respective agents and others, or to the extent there are, the same are waived and released.

         Section 4.9 Enforcement Costs.

         The Guarantors jointly and severally agree to pay to the Lender on demand all Enforcement Costs, together with interest thereon from the date incurred or advanced until paid in full at a per annum rate of interest equal at all times to the Post-Default Rate. Enforcement Costs shall be immediately due and payable at the time advanced or incurred, whichever is earlier. Without implying any limitation on the foregoing, the Guarantors jointly and severally agree, as part of the Enforcement Costs, to pay upon demand any and all stamp and other Taxes and fees payable or determined to be payable in connection with the execution and delivery of this Agreement and to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay any Taxes or fees referred to in this Section. The provisions of this Section shall survive the execution and delivery of this Agreement, the repayment of the other Obligations and shall survive the termination of this Agreement.

         Section 4.10 Applicable Law.

         As a material inducement to the Lender to enter into this Agreement, the Guarantors acknowledge and agree that the Financing Documents, including, this Agreement, shall be governed by the Laws of the Commonwealth of Virginia as if each of the Financing Documents and this Agreement had each been executed, delivered, administered and performed solely within the Commonwealth of Virginia even though for the convenience and at the request of the Borrower, one or more of the Financing Documents may be executed elsewhere.

         Section 4.11 Duplicate Originals and Counterparts.

         This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.

         Section 4.12 Headings.

         The headings in this Agreement are included herein for convenience only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         Section 4.13 No Partnership - Third Parties.

         Nothing contained in this Agreement shall be construed in a manner to create any relationship between the Guarantors and the Lender other than the relationship of guarantor and Lender and the Guarantors and the Lender shall not be considered partners or co-venturers for any purpose. The terms and provisions of this Agreement are for the benefit of the Lender and its successors, assigns, endorsees and transferees and all persons claiming under or through it and no other person shall have any right or cause of action on account thereof. The Lender has no obligation to make any advance of the Loan for the benefit of the Guarantors; the Guarantors have no beneficial interest in the proceeds of the Loan or rights or claims under the Financing Agreement or any of the other Financing Documents. The obligations and liabilities of the Guarantors shall in no manner be affected by the actual use of the proceeds of the Loan or whether the Lender waive any or all of the conditions to advances set forth in the Financing Agreement.

         Section 4.14 Entire Agreement.

         The Financing Documents shall completely and fully supersede all prior agreements, both written and oral, between the Lender, the Borrower and the Guarantors relating to the Loan. Neither the Lender, the Borrower nor the Guarantors shall hereafter have any rights under such prior agreements but shall look solely to the Financing Documents for definition and determination of all of their respective rights, liabilities and responsibilities relating to the Obligations.

         Section 4.15 Consent to Jurisdiction.

         Each of the Guarantors irrevocably submits to the jurisdiction of any state or federal court sitting in the Commonwealth of Virginia over any suit, action, or proceeding arising out of or relating to this Agreement. Each of the Guarantors irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to laying the venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Guarantor and may be enforced in any court to the jurisdiction of which the Guarantor is subject, by a suit upon such judgment provided that service of process is effected upon the Guarantor in a manner specified in this Agreement or as otherwise permitted by applicable law.

         Section 4.16 Service of Process.

         Each of the Guarantors hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Agreement by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to it at its address designated in Section 4.1 (Notices) and (b) serving a copy thereof upon Wayne G. Tatusko, Esquire, 7929 Westpark Drive, McLean, Virginia 22102, the agent hereby designated and appointed as its agent for service of process. Each of the Guarantors irrevocably agrees that such service (i) shall be deemed in every respect to be effective service of process upon it in any such suit, action, or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Guarantor. Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law or limit the right of the Lender otherwise to bring proceedings against the Guarantor in the courts of any other jurisdiction or jurisdictions.

         Section 4.17 WAIVER OF TRIAL BY JURY.

         EACH OF THE GUARANTORS AND THE LENDER HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING NOT REQUIRED TO BE ARBITRATED PURSUANT TO THE TERMS HEREOF TO WHICH THE GUARANTORS AND THE LENDER, OR ANY OF THEM, MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT OR (B) ANY OF THE FINANCING DOCUMENTS. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.


         This waiver is knowingly, willingly and voluntarily made by the Guarantors and the Lender, and the Guarantors and the Lender hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Guarantosr and the Lender further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

         Section 4.18 Reinstatement.

         If at any time any payment, or portion thereof, made by, or for the account of, the Borrower or the Guarantors on account of any of the obligations and liabilities arising hereunder or under any of the Financing Documents is set aside by any court or trustee having jurisdiction as a voidable preference or fraudulent conveyance or must otherwise be restored or returned by the Lender to the Borrower or to the Guarantors under any insolvency, bankruptcy or other federal and/or state laws or as a result of any dissolution, liquidation or reorganization of the Borrower or upon, or as a result of, the appointment of any receiver, intervenor or conservator of, or trustee, or similar officer for, the Borrower or any substantial part of its properties or assets, the Guarantors hereby agree that this Agreement shall continue and remain in full force and effect or be reinstated, as the case may be, all as though such payment(s) had not been made.

         Section 4.19 Complete and Final Expression of Agreement.

         This Agreement is intended by the Lender and the Guarantors to be a complete, exclusive and final expression of the agreements contained herein. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Agreement. The Lender and the Guarantor further agrees that there are no conditions to the full effectiveness of this Agreement, unless otherwise expressly stated herein. The Guarantors have unconditionally delivered this Agreement to the Lender, and failure to sign this or any other guarantee by any other person shall not discharge the liability of the Guarantors hereunder.


                       [SIGNATURES APPEAR ON FOLLOW PAGES]

         WITNESS the signatures and seals of the Guarantors as of the day and year first above written.

WITNESS OR ATTEST:                   SUNRISE DEVELOPMENT, INC.



                                     By:  /s/ James S. Pope               (SEAL)
-------------------------                ----------------------------------
                                         Name: James S. Pope
                                         Title: Vice President


WITNESS OR ATTEST:                   SUNRISE ASSISTED LIVING INVESTMENTS, INC.



                                     By:  /s/ James S. Pope               (SEAL)
-------------------------                ----------------------------------
                                         Name: James S. Pope
                                         Title: Vice President


WITNESS OR ATTEST:                   SUNRISE ASSISTED LIVING MANAGEMENT, INC.



                                     By:  /s/ James S. Pope               (SEAL)
-------------------------                ----------------------------------
                                         Name:
                                         Title:

STATE/COMMONWEALTH OF VIRGINIA, COUNTY/CITY OF ______________, TO WIT:

         I HEREBY CERTIFY, that on this ___ day of March, 2003, before me, the undersigned Notary Public of said Commonwealth, personally appeared ______________________ who acknowledged himself to be the _______________of
Sunrise Development, Inc., known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized officer of said corporation by signing the name of the corporation by himself as
_____________.


         WITNESS my hand and Notarial Seal.


                                          ------------------------------
                                          Notary Public
My Commission Expires:

STATE/COMMONWEALTH OF VIRGINIA, COUNTY/CITY OF ______________, TO WIT:

         I HEREBY CERTIFY, that on this ___ day of March, 2003, before me, the undersigned Notary Public of said Commonwealth, personally appeared ______________________ who acknowledged himself to be the _______________of
Sunrise Assisted Living Investments, Inc., known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized officer of said corporation by signing the name of the corporation by himself as
-------------.


         WITNESS my hand and Notarial Seal.


                                          ------------------------------
                                          Notary Public
My Commission Expires:


STATE/COMMONWEALTH OF VIRGINIA, COUNTY/CITY OF ______________, TO WIT:

         I HEREBY CERTIFY, that on this ___ day of March, 2003, before me, the undersigned Notary Public of said Commonwealth, personally appeared ______________________ who acknowledged himself to be the _______________of
Sunrise Assisted Living Management, Inc., known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized officer of said corporation by signing the name of the corporation by himself as ___________.


         WITNESS my hand and Notarial Seal.


                                          ------------------------------
                                          Notary Public
My Commission Expires:

                                    SCHEDULES


Schedule 2.1.(e)  -  List of Litigation